                                                              Exhibit 10.08(s)


                TRADEMARK COLLATERAL ASSIGNMENT AND SECURITY AGREEMENT


    AGREEMENT made this 16th day of June, 1992 by and between I.C. ISAACS & COMPANY L.P., a Delaware limited partnership ("Debtor"), with its principal place of business at 3480 Bank Street, Baltimore, Maryland 21224 and CONGRESS FINANCIAL CORPORATION, a California corporation ("Secured Party"), having an office at 1133 Avenue of the Americas, New York, New York 10036.

                                W I T N E S S E T H :
                                - - - - - - - - - - -

    WHEREAS, Debtor has adopted, used and is using, and is the owner of the entire right, title, and interest in and to the trademarks, trade names, terms, designs and applications therefor described in Exhibit A annexed hereto and made a part hereof; and

    WHEREAS, Secured Party and Debtor are contemporaneously herewith entering into financing arrangements pursuant to which Secured Party will make loans and advances and provide other financial accommodations to Debtor as set forth in the Accounts Financing Agreement [Security Agreement], dated of even date herewith, by and between Secured Party and Debtor (the "Accounts Agreement"), together with various other agreements, documents and instruments referred to therein or at any time executed and/or delivered in connection therewith or related thereto, including, but not limited to, this Agreement (all of the foregoing, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the "Financing Agreements"); and

    WHEREAS, in order to induce Secured Party to enter into the Financing Agreements and make loans and advances and provide other financial accommodations to Debtor pursuant thereto, Debtor has agreed to grant to Secured Party certain collateral security as set forth herein;

    NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Debtor hereby agrees as follows:

    1.   GRANT OF SECURITY INTEREST

    As collateral security for the prompt performance, observance and indefeasible payment in full of all of the Obligations (as hereinafter defined), Debtor hereby grants to Secured Party a continuing security interest in and a general lien upon: (a) all of Debtor's now existing or hereafter acquired right, title, and interest in and to: all of Debtor's trademarks, trade names, trade styles and service marks; all prints and labels on which said trademarks, trade names, trade styles and service marks appear, have appeared or will appear, and all designs and general intangibles of a like nature; all applications, registrations and recordings relating to the foregoing in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state thereof, any political subdivision thereof or in any other countries, and all reissues, extensions and renewals thereof including those trademarks, terms, designs and applications described in Exhibit A hereto (the "Trademarks"); (b) the goodwill of the business symbolized by each of the Trademarks, including, without limitation, all customer lists and other records relating to the distribution of products or services bearing the Trademarks; and (c) any and all proceeds of any of the foregoing, including, without limitation, any claims by Debtor against third parties for infringement of the Trademarks or any licenses with respect thereto (all of the foregoing are collectively referred to herein as the "Collateral").

    2.   OBLIGATIONS SECURED

    The security interest, lien and other interests granted to Secured Party pursuant to this Agreement shall secure the prompt performance, observance and indefeasible payment in full of any and all loans, indebtedness, liabilities and obligations of any kind owing by Debtor to Secured Party, however evidenced, whether as principal, guarantor or otherwise, whether arising under the Financing Agreements or otherwise, whether now existing or hereafter arising, whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, secured or unsecured, original, renewed or extended and whether arising directly or acquired from others (including, without limitation, Secured Party's participations or interests in Debtor's obligations to others) and including, without limitation, Secured Party's charges, commissions, interest, expenses, costs and reasonable attorneys' fees chargeable to Debtor under this Agreement or in connection with any of the foregoing (all hereinafter referred to as "Obligations").

    3.   REPRESENTATIONS, WARRANTIES AND COVENANTS

    Debtor hereby covenants, represents and warrants with and to Secured Party that (all of such covenants, representations and warranties being continuing so long as any of the Obligations are outstanding):

         (a) Debtor will pay and perform all of the Obligations according to their terms.

         (b) All of the existing Collateral is valid and subsisting in full force and effect, and Debtor owns the sole, full, and clear title to the Collateral, and the right and power to grant the security interests granted hereunder. Debtor will, at Debtor's expense, perform all acts and execute all documents to the extent reasonably necessary to maintain the existence of the Collateral as valid, subsisting and registered trademarks, includ-ing, without limitation, the filing of any renewal affidavits and applications. The Collateral is not subject to any liens, claims, mortgages, assignments, licenses, security interests, or encumbrances of any nature whatsoever, except: (i) the security interests granted hereunder and pursuant to the Accounts Agreement, (ii) the security interests permitted under the Accounts Agreement, (iii) the licenses specifically described on Exhibit B thereto and (iv) limited, revocable and non-exclusive licenses granted to specific sellers of goods to Debtor, solely for the purpose, and only to the extent necessary, to permit such sellers to use any of the Trademarks to produce goods to be sold and delivered to Debtor.

         (c) Debtor will not assign, sell, mortgage, lease, transfer, pledge, hypothecate, grant a security interest in or lien upon, encumber, grant an exclusive or non-exclusive license relating thereto, except as permitted herein, or otherwise dispose of any of the Collateral without the prior written consent of Secured Party. Nothing in this Agreement shall be deemed a consent by Secured Party to any such action, except as such action is expressly permitted hereunder.

         (d) Debtor will, at Debtor's expense, perform all acts and execute all documents reasonably requested at any time by Secured Party to evidence, perfect, maintain, record, or enforce the security interest in the Collateral granted hereunder or to otherwise further the provisions of this Agreement. Debtor hereby authorizes Secured party to execute and file one or more financing statements (or similar documents) with respect to the Collateral, signed only by Secured Party or as otherwise determined by Secured Party. Debtor further authorizes Secured Party to have this or any other similar security agreement filed with the Commissioner of Patents and Trademarks or other appropriate federal, state or government office.

         (e) As of the date hereof, Debtor does not have any Trademarks registered in, or the subject of pending applications in, the United States Patent and Trademark Office or any similar office or agency in the United States or any other country, other than those described in Exhibit A annexed hereto and has not granted any licenses with respect thereto other than as set forth in Exhibit B hereto or permitted in Section 3(b) above.

         (f) Debtor will, concurrently with the execution and delivery of this Agreement, execute and deliver to Secured Party five (5) originals of a Power of Attorney in the form of Exhibit C annexed hereto for the implementation of the assignment, sale or other disposition of the Collateral pursuant to Secured Party's exercise of the rights and remedies granted to Secured Party hereunder.

         (g) Secured Party may, in its discretion, exercised in good faith, pay any amount or do any act which Debtor fails to pay or do as required hereunder or as requested by Secured Party to preserve, defend, protect, maintain, record, amend or enforce the Collateral, or the security interest granted hereunder, including, but not limited to, all filing or recording fees, court costs, collection charges and reasonable attorneys' fees and legal expenses. Debtor will be liable to Secured Party for any such payment, which payment shall be deemed an advance by Secured Party to Debtor, shall be payable on demand together with interest at the then applicable rate set forth in the Financing Agreements and shall be part of the Obligations secured hereby.

         (h) Debtor will not file any application for the registration of a Trademark with the United States Patent and Trademark Office or any similar office or agency in the United States, any state therein, or any other country, unless Debtor has by ten (10) days prior written notice informed Secured Party of such action. Upon request of Secured Party, Debtor will execute and deliver to Secured Party any and all assignments, agreements, instruments, documents, and such other papers as may be requested by Secured Party to evidence the security interests of Secured Party in such Trademark.

         (i) Debtor has not abandoned any of the Trademarks and Debtor will not do any act, nor omit to do any act, whereby the Trademarks may become abandoned, invalidated, unenforceable, avoided, or avoidable. Debtor will notify Secured Party immediately if it knows or has reason to know of any reason why any application, registration, or recording may become abandoned, cancelled, invalidated, avoided, or avoidable.

         (j) Debtor will render any reasonable assistance, as Secured Party shall determine in its good faith judgement, necessary to Secured Party in any proceeding before the United States Patent and Trademark Office, any federal or state court, or any similar office or agency in the United States or any state therein or any other country to maintain such application and registration of the Trademarks as Debtor's exclusive property and to protect Secured Party's interest therein, including, without limitation, filing of renewals, affidavits of use, affidavits of incontestability and opposition, interference, and cancellation proceedings.

         (k) Debtor will promptly notify Secured Party if Debtor (or any affiliate or subsidiary thereof) learns of any use by any person of any term or design likely to cause confusion with any Trademark. If requested by Secured Party, Debtor, at Debtor's expense, shall join with Secured Party in such action as Secured Party, in its discretion, may deem advisable for the protection of Secured Party's interest in and to the Trademarks.

         (l) Debtor assumes all responsibility and liability arising from the use of the Trademarks and Debtor hereby indemnifies and holds Secured Party harmless from and against any claim, suit, loss, damage, or expense (including attorneys' fees) arising out of any alleged defect in any product manufactured, promoted, or sold by Debtor (or any affiliate or subsidiary thereof) in connection with any Trademark or out of the manufacture, promotion, labelling, sale or advertisement of any such product by Debtor (or any affiliate or subsidiary thereof).

         (m) Debtor will promptly pay Secured Party for any and all expenditures made by Secured Party pursuant to the provisions of this Agreement or for the defense, protection, or enforcement of the Obligations, the Collateral, or the security interests granted hereunder, including, but not limited to, all filing or recording fees, court costs, collection charges, travel expenses, and reasonable attorneys' fees and legal expenses. Such expenditures shall be payable on demand, together with interest at the then applicable rate set forth in the Financing Agreements and shall be part of the Obligations secured hereby.

    4.   EVENTS OF DEFAULT

    All Obligations shall become immediately due and payable, without notice or demand at the option of Secured Party, upon the occurrence of any one or more of the following events, each of which shall constitute and be deemed an Event of Default under this Agreement and the other Financing Agreements:

         (a) Debtor shall fail to pay to Secured Party when due any amounts owing to Secured Party under any Obligation which remains unpaid five [5] days after the due date or maturity date thereof, or shall breach any of the terms, covenants, conditions or provisions of this Agreement, any of the other Financing Agreements or any other agreement between Secured Party and Debtor or between any third person or entity and us and, except as to any breaches resulting from Debtor's intentional misconduct or actions or inactions which by their nature are not capable of being cured, which remain uncured fifteen (15) days after the occurrence thereof; or

         (b) any guarantor, endorser or other person liable on the Obligations shall terminate or breach any of the terms, covenants, conditions or provisions of any guarantee, endorsement or other agreement of such person with, or in favor of, Secured Party, except if, within fifteen (15) days after such termination or breach by such guarantor you receive a new or additional, written guarantee (in form and substance similar to the guarantee which has been terminated or is in default) from one or more of the individual guarantors of the Obligations or any other person reasonably acceptable to you, in an amount not less than the maximum liability under the guarantee which has been terminated or is in default, or between any third person or entity and us; or

          (c) any representation, warranty, or statement of fact made to Secured Party at any time by Debtor or on Debtor's behalf is false or misleading in any material respect; or

          (d) Debtor or any guarantor, endorser or other person liable on the Obligations, shall become insolvent, fail to meet Debtor's or their Debts as they mature, call a meeting of creditors or have a creditors' committee appointed, make an assignment for the benefit of creditors, commence or have commenced against it, any action or proceeding for the appointment of any trustee, receiver, custodian or liquidator of it or all or any part of its properties or assets, or commence any action or proceeding under any bankruptcy law, or if a judgment is rendered against Debtor or any guarantor, endorser or other person liable on the Obligations which, together with all other unsatisfied judgments against Debtor or any guarantor endorser or other person liable on the Obligations, in an amount which exceeds $50,000 in the aggregate or which is a lien against any of Debtor's properties or if a receiver, custodian or trustee of any kind is appointed for Debtor or any guarantor, endorser or other person liable on the Obligations or any of Debtor's or their respective properties; or

          (e) there shall be a material adverse change in the business, assets or condition (financial or otherwise) of Debtor from the date hereof; or

          (f)  there is any change in Debtor's majority control or ownership;
or

          (g) at any time Secured Party shall, in Secured Party's sole discretion, exercised in good faith, consider the Obligations insecure or any part of the Collateral unsafe, insecure or insufficient and Debtor shall not on Secured Party's demand furnish other Collateral or make payment on account, satisfactory to Secured Party.

     5.   RIGHTS AND REMEDIES
          -------------------

     Upon the occurrence of any such Event of Default and at any time thereafter, in addition to all other rights and remedies of Secured Party, whether provided under law, the Financing Agreements or otherwise, Secured Party shall have the following rights and remedies which may be exercised without notice to, or consent by, Debtor except as such notice or consent is expressly provided for hereunder.

          (a) Secured Party may require that neither Debtor nor any affiliate or subsidiary of Debtor make any use of the Trademarks or any marks similar thereto for any purpose whatsoever. Secured Party may make use of any Trademarks for the sale of goods, completion of work in process or rendering of services in connection with enforcing any other security interest granted to Secured Party by Debtor or any subsidiary of Debtor.

          (b) Secured Party may grant such license or licenses relating to the Collateral for such term or terms, on such conditions, and in such manner, as Secured Party shall in its discretion deem appropriate. Such license or licenses may be general, special, or otherwise, and may be granted on an exclusive or non-exclusive basis throughout all or any part of the United States of America, its territories and possessions, and all foreign countries.

          (c) Secured Party may assign, sell, or otherwise dispose of the Collateral or any part thereof, either with or without special conditions or stipulations except that if notice to Debtor of intended disposition of Collateral is required by law, ten (10) days notice by Secured Party sent by certified mail, postage prepaid, of the proposed disposition of any of the Collateral shall be deemed reasonable notice thereof and Debtor waives any other notice with respect thereto. Secured Party shall have the power to buy the Collateral or any part thereof, and Secured Party shall also have the power to execute assurances and perform all other acts which Secured Party may, in its discretion, deem appropriate or proper to complete such assignment, sale, or disposition. In any such event, Debtor shall be liable for any deficiency.

          (d) In addition to the foregoing, in order to implement the assignment, sale, or other disposition of any of the Collateral pursuant to Subparagraph 5(c) hereof, Secured Party may at any time execute and deliver on behalf of Debtor, pursuant to the authority granted in the Powers of Attorney described in Subparagraph 3(f) hereof, one or more instruments of assignment of the Trademarks (or any application, registration, or recording relating thereto), in form suitable for filing, recording, or registration. Debtor agrees to pay Secured Party on demand all costs incurred in any such transfer of the Collateral, including, but not limited to, any taxes, fees, and reasonable attorneys' fees and legal expenses.

          (e) Secured Party may first apply the proceeds actually received from any such license, assignment, sale, or other disposition of Collateral to the costs and expenses thereof, including, without limitation, reasonable attorneys' fees and all legal, travel, and other expenses which may be incurred by Secured Party. Thereafter, Secured Party may apply any remaining proceeds to such of the Obligations as Secured Party may in its discretion determine. Debtor shall remain liable to Secured Party for any expenses or obligations remaining unpaid after the application of such proceeds, and Debtor will pay Secured Party on demand any such unpaid amount, together with interest at a rate equal to the highest rate then payable on the Obligations.

          (f) Debtor shall supply to Secured Party or to Secured Party's designee, Debtor's knowledge and expertise relating to the manufacture and sale of the products and services bearing the Trademarks and Debtor's customer lists and other records relating to the Trademarks and the distribution thereof.

          (g) Nothing contained herein shall be construed as requiring Secured Party to take any such action at any time. All of Secured Party's rights and remedies, whether provided under law, the Financing Agreements, this Agreement, or otherwise, shall be cumulative and none is exclusive. Such rights and remedies may be enforced alternatively, successively, or concurrently.

     6.   MISCELLANEOUS
          -------------

          (a) Any failure or delay by Secured Party to require strict performance by Debtor of any of the provisions, warranties, terms, and conditions contained herein or in any other agreement, document, or instrument, shall not affect Secured Party's right to demand strict compliance and performance therewith, and any waiver of any default shall not waive or affect any other default, whether prior or subsequent thereto, and whether of the same or of a different type. None of the warranties, conditions, provisions, and terms contained herein or in any other agreement, document, or instrument shall be deemed to have been waived by any act or knowledge of Secured Party, its agents, officers, or employees, but only by an instrument in writing, signed by an officer of Secured Party and directed to Debtor, specifying such waiver.

          (b) Except as otherwise provided, all notices, requests and demands to or upon the respective parties hereto shall be deemed to have been duly given or made: if by hand, telex, telegram or facsimile, immediately upon sending; if by Federal Express, Express Mail or any other overnight delivery service, one (1) day after dispatch; and if mailed by certified mail, return receipt requested, five (5) days after mailing. All notices, requests and demands are to be given or made to the respective parties at the address (or to such addresses as either party may designate by notice in accordance with the provisions of this paragraph) set forth herein.

          (c) In the event that any provision hereof shall be deemed to be invalid by any court, such invalidity shall not affect the remainder of this Agreement.

          (d) All references to Debtor and Secured Party herein shall include their respective successors and assigns. All references to the term "person" herein shall mean an individual, a partnership, a corporation (including a business trust), a joint stock company, a trust, an unincorporated association, a joint venture or other entity or a government or any agency, instrumentality or political subdivision thereof.

          (e) This Agreement shall be binding upon and for the benefit of the parties hereto and their respective successors and assigns. No provision hereof shall be modified, altered or limited except by a written instrument expressly referring to this Agreement signed by the party to be charged thereby.

          (f) The validity, interpretation, and effect of this Agreement shall be governed by the laws of the State of New York. Debtor hereby waives all rights of setoff and rights to interpose counterclaims (except compulsory counterclaims) in the event of any litigation with respect to any matter connected with this Agreement, the Obligations or the Collateral and irrevocably submits and consents to the non-exclusive jurisdiction of the Supreme Court of the State of New York and the United States District Court for the Southern District of New York and Debtor waives all rights to a trial by jury in any action in connection with this Agreement, the Obligations or the Collateral. Service of process or notice in connection with any proceedings may be served (i) inside or outside the State of New York by registered or certified mail, return receipt requested, addressed to the Debtor at the address set forth above or of which Debtor has advised Secured Party in writing and service or notice so served shall have been deemed complete five (5) days after the same shall have been posted, or (ii) in such manner as may be permissible under the rules of said courts. Within forty-five (45) days after such mailing, Debtor shall appear in answer to such process or notice of motion or other application to said Courts, failing which Debtor shall be deemed in default and judgment may be entered by Secured Party against Debtor for the amount of the claim and other relief requested therein.

          (g) In the event that any term or provision of this Agreement conflicts with any term or provision of the Accounts Agreement, the term or provision of the Accounts Agreement shall control.

     IN WITNESS WHEREOF, Debtor and Secured Party have executed this Agreement as of the day and year first above written.

                                       I.C. ISAACS & COMPANY L.P.

                                       By: ISBUYCO, INC., General Partner

                                            By:  /s/ Robert J. Arnot
                                               --------------------------
                                            Title:    Chairman
                                                  -----------------------

                                       CONGRESS FINANCIAL CORPORATION

                                            By:   /s/ Steven Stone
                                               --------------------------
                                            Title:    VP
                                                  -----------------------

STATE OF NEW YORK   )
                    ) ss.:
COUNTY OF NEW YORK  )

     On this 15th day of June, 1992, before me personally came /s/ [Illegible], to me known, who being duly sworn, did depose and say, that he is the
Chairman of ISBUYCO, INC., a corporation duly organized under the laws of the State of Delaware, having its principal place of business at 3840 Bank Street, Baltimore, Maryland 21224; that said corporation is the general partner of
I.C. Isaacs & Company L.P., a Delaware limited partnership, the firm described in and which executed the foregoing instrument; and that he signed his name thereto by order or the Board of Directors of said corporation, and he acknowledged to me that said instrument was executed by said corporation as the act and deed of said partnership for the uses and purpose therein mentioned.

                                            /s/ Joanne Defillippo
                                            -------------------------------
                                            Notary Public


STATE OF NEW YORK   )                             JOANNE DEFILLIPPO
                    ) ss.:                 Notary Public, State of New York
COUNTY OF NEW YORK  )                              No. 24-4988297
                                                Qualified in Kings County
                                             Commission Expires Nov. 4, 1993


     On this 15th day of June, 1992, before my personally came Steven A. Stone, to me known, who, being duly sworn, did depose and say, that he is the Vice President of CONGRESS FINANCIAL CORPORATION, the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order or the Board of Directors of said corporation.

                                            /s/ Joanne Defillippo
                                            -------------------------------
                                            Notary Public


                                                  JOANNE DEFILLIPPO
                                           Notary Public, State of New York
                                                   No. 24-4988297
                                                Qualified in Kings County
                                             Commission Expires Nov. 4,1993

                                     EXHIBIT A TO
                TRADEMARK COLLATERAL ASSIGNMENT AND SECURITY AGREEMENT
                                  LIST OF TRADEMARKS


    Trademark                     Reg. No.                      Issue Date
    ---------                     --------                      ----------

Over the Top & Design             299,851                  December 27, 1932

Over the Top & Design             312,899                  May 15, 1934

Over the Top & Design             312,978                  May 15, 1934

Over the Top & Design             314,393                  June 26, 1934

Over the Top & Design             332,003                  January 28, 1936

Over the Top & Design             342,581                  January 19, 1937

Over the Top & Design             365,093                  February 21, 1939

Over the Top & Design             377,425                  May 7, 1940

Justa-Jean                        500,797                  July 1, 1952

Bronco Buster                     562,330                  July 29, 1952

Trimfit                           573,063                  April 7, 1953

Fit-All                           573,778                  April 28, 1953

Pipestem                          573,779                  April 28, 1953

Royal Gem                         592,234                  July 6, 1954

Over the Top                      597,641                  November 2, 1954

Slim Jean                         598,793                  November 30, 1954

Norsking                          598,815                  November 30, 1954

Madrid                            608,899                  July 12, 1955

Gemsheen                          622,349                  February 28, 1956

Beau Gem                          626,605                  May 8, 1956

Turn-to                            629,565                 June 26, 1956

Broncho                            632,768                 August 24, 1956

Slicfit                            633,221                 August 21, 1956

Whipsaw                            633,696                 August 28, 1956

All Time                           641,446                 February 12, 1957

Royalon                            641,468                 February 12, 1957

PHd                                642,677                 March 12, 1957

Zacari                             716,902                 June 13, 1961

Zacari, Ltd.                       716,903                 June 13, 1961

Crestline                          786,446                 March 9, 1965

All-Ways Prest                     823,417                 January 31, 1967

Lady Isaacs                        846,064                 March 12, 1968

Lord Isaacs                        847,484                 April 9, 1968

Trimfit                            881,746                 December 2, 1969

Lord Isaacs                        989,010                 July 23, 1974

Lady Isaacs                        989,011                 July 23, 1974

Double Dare                      1,037,543                 April 6, 1976

Foreward Pass                    1,130,017                 January 29, 1980

Pizzazz                          1,140,864                 October 28, 1980

ZAC Ltd.                         1,141,851                 November 25, 1980

ZAC                              1,142,654                 December 9, 1980

Pocket Design                    1,192,904                 March 30, 1982

Pocket Design                    1,193,435                 April 6, 1982

Pocket Design                    1,194,537                 April 27, 1982

Pocket Design                    1,196,001                 May 18, 1982

Pocket Design                    1,212,011                 October 5, 1982

Pocket Design                    1,217,112                 November 16, 1982

Pocket Design                    1,248,009                 August 9, 1983

Pocket Design                    1,289,558                 August 7, 1984

Pocket Design                    1,289,559                 August 7, 1984

                                 PENDING APPLICATIONS
                                 --------------------

Turn - 2                           491,040                 July 23, 1984



Powder Point
Isaacs Group
Barbell Blues
Gibson Isle

                                     EXHIBIT B TO
                TRADEMARK COLLATERAL ASSIGNMENT AND SECURITY AGREEMENT
                                  LIST OF LICENSES

         1. License dated August 27, 1990 with Brookhurst, Inc. re: "Boss" for menswear.

         2. License dated January, 1991 with Brookhurst, Inc. re: "Boss" for ladieswear.

                                      EXHIBIT C

                              SPECIAL POWER OF ATTORNEY

STATE OF NEW YORK  )
                   )  ss.:
COUNTY OF NEW YORK )

         KNOW ALL MEN BY THESE PRESENTS, that I.C. ISAACS & COMPANY L.P. ("Debtor"), having an office at 3840 Bank Street, Baltimore, Maryland 21224, hereby appoints and constitutes, CONGRESS FINANCIAL CORPORATION ("Secured Party"), and each of its officers, its true and lawful attorney, with full power of substitution and with full power and authority to perform the following acts on behalf of Debtor:

         1. Execution and delivery of any and all agreements, documents, instrument of assignment, or other papers which Secured Party, in its discretion, deem necessary or advisable for the purpose of assigning, selling, or otherwise disposing of all right, title, and interest of Debtor in and to any trademarks and all registrations, recordings, reissues, extensions, and renewals thereof, or for the purpose of recording, registering and filing of, or accomplishing any other formality with respect to the foregoing.

         2. Execution and delivery of any and all documents, statements, certificates or other papers which Secured Party, in its discretion, deems necessary or advisable to further the purposes described in Subparagraph 1 hereof.

         This Power of Attorney is made pursuant to Trademark Collateral Assignment and Security Agreement between Debtor and Secured Party, of even date herewith (the "Security Agreement") and may not be revoked until indefeasible payment in full of all Debtor's "Obligations", as such term is defined in the Security Agreement and is subject to the terms and provisions thereof.

            , 1992                         I.C. ISAACS & COMPANY L.P.
-------- --
                                       By: ISBUYCO, INC., General Partner

                                            By:
                                               --------------------------
                                            Title:
                                                  -----------------------

STATE OF NEW YORK   )
                    ) ss.:
COUNTY OF NEW YORK  )


    On this ____ day of ______, 1992, before me personally came ________________________________, to me known, who being duly sworn, did depose and say, that he/she is the ________________ of ISBUYCO, INC., a corporation duly organized under the laws of the State of Delaware, having its principal place of business at 3840 Bank Street, Baltimore, Maryland 21224; that said corporation is the general partner of I.C. Isaacs & Company L.P., a Delaware limited partnership, the firm described in and which executed the foregoing instrument; and that he/she signed his/her name thereto by order of the Board of Directors of said corporation, and he/she acknowledged to me that said instrument was executed by said corporation as the act and deed of said partnership for the uses and purpose therein mentioned.



                                            -----------------------------
                                            Notary Public



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